Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (the “registrants”), hereby certifies, to the best of his knowledge, that the registrants’ Report on Form N-CSR for the period ended November 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: February 2, 2015

/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (the “registrant”), hereby certifies, to the best of his knowledge, that the registrants’ Report on Form N-CSR for the period ended November 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: February 2, 2015

/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and
18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.